[LOGO] Merrill Lynch   Investment Managers

Annual Report

November 30, 2001

Merrill Lynch
Utilities and
Telecommunications
Fund, Inc.

www.mlim.ml.com

           MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.

A pie graph depicting Sector Diversification As a Percentage of Equities as of November 30, 2001.

Telecommunications                       16.8%
Utilities--Gas                           10.1%
Utilities--Water                          1.3%
Utilities--Electric                      71.8%

A pie graph depicting Geographical Diversification As a Percentage of Equities as of November 30, 2001.

Mexico                                   0.8%
Spain                                    2.6%
United States                           96.6%

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

DEAR SHAREHOLDER

Fiscal Year in Review

For the fiscal year ended November 30, 2001, Merrill Lynch Utilities and Telecommunications Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -10.54%, -11.25%, -11.24% and -10.67%, respectively. During the same period, the Lipper Utility Fund Average had a total return of -18.69%. The unmanaged benchmark Standard & Poor's (S&P) Utility Index had a total return of -25.53% for the 12 months ended November 30, 2001. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.)

During the Fund's fiscal year, we maintained a defensive investment stance. Stock and sector allocation as well as asset class selection all played a pivotal role in achieving the Fund's relative outperformance. Our investment focus emphasized domestic electric utility stocks and investment-grade utility bonds. However, the principal driver of performance was the move into bonds, which clearly benefited from all of the interest rate cuts undertaken by the Federal Reserve Board. In terms of stock selection during the year, it was just as important to avoid specific companies or to sell holdings when the risk/return ratio became unfavorable as it was to find the better-performing companies. For example, the sale of Enron Corp. at more than $65 per share and Qwest Communications International Inc. at more than $23 per share were two timely sales as both stocks have dropped substantially as a result of company-specific news.

We adhered to the Fund's stated investment objective to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies that, in the opinion of the Investment Adviser, are primarily engaged in the ownership or operation of facilities to generate, transmit or distribute electricity, telecommunications, natural gas or water.

During the fiscal year ended November 30, 2001, the Fund's benchmark was changed from the Financial Times/Standard & Poor's--Actuaries World Utilities Index to the S&P Utilities Index. The S&P Utilities Index is the more commonly used benchmark for other utility funds that the Fund is measured against and therefore provides investors with a much more uniform comparison tool.

As of November 30, 2001, the Fund's portfolio was positioned with 71.6% of net assets invested in equities, 21.4% in investment-grade bonds and 7.0% in short-term cash equivalents. In the equity side of the portfolio, the Fund's weighting as a percentage of equities was 71.8% in electric utilities, 10.1% in natural gas, 16.8% in telecommunications and 1.3% in water. Geographically, the focus for fiscal 2001 was the United States with small positions in Mexico and Spain. The Fund's investments were diversified across many states and regulatory jurisdictions.

Market Outlook

We continue to believe that the long-term outlook for the utility sector is attractive. The weakness in the US economy has had a negative earnings impact for many companies in the sector in the near term. The base earnings and cash flow for the more mature and well-capitalized companies in all utility groups (electric, water, natural gas and telecommunications) remain intact. Cost-cutting opportunities continue. As the growth in the general economy begins to improve, the outlook for the telecommunications and utilities sectors is likely to improve as well. Lastly, tighter capital markets reduced some of the competitive threat that recently surfaced. We believe this is a long-term positive for both the telecommunications and utilities sectors.

The telecommunications services sector, which has been battered by slowing access line growth as a result of a weaker economy and technology substitution, has responded by reducing both operational expenses as well as capital expenditures. Management within telecommunications companies has been showing significant financial discipline in its decision-making process. The competitive threat has been significantly diminished during the past 12 months as many of the competitive local exchange carriers have declared bankruptcy and several more are very close to filing for Chapter 11 protection. The newly appointed Federal Communications Committee under President George Bush appears to be more open to discussion with industry participants and favors letting the marketplace determine the winners and losers in this arena.

The past year has been an interesting one for the electric utility sector. Several companies spun off their independent power subsidiaries into new publicly traded companies. Investors within the electric sector were basically given three investment choices: to own a transmission and distribution company; to own an unregulated electric generating company; or to own an integrated electric company that had operations in all aspects of the electricity business. Moreover, during this time, there was a crisis in the California electricity market as demand outstripped supply. Prices of electricity ran up to extremely high levels and rolling blackouts occurred. This much-publicized problem has slowed further deregulation in many states and resulted in much more cautionary comments by regulatory bodies.

Looking ahead to fiscal year 2002, the outlook is more favorable for the electric sector as the environment should become much more rational. The amount of new electric generation that has been announced is most likely going to be reduced in the upcoming several months as companies realize that pricing power improves when supply is less than demand and tighter capital markets reduce funding of new plants. Although not all of the headlines have disappeared, we believe that the resolution of the crisis in California and the time passed should result in further deregulation of the industry going forward. The independent power producer sector, which really evolved in the past year, has already taken a significant hit in terms of stock price and earnings multiple contraction and appears poised to move forward. Last, investors are more likely to have digested the Enron Corp. bankruptcy deceleration in the coming months and realize that it was not related to core operations of trading and marketing of natural gas and electricity but to unrelated issues.

In Conclusion

We thank you for your continued support and interest in Merrill Lynch Utilities and Telecommunications Fund, Inc. In the coming year, our focus will remain on seeking investments in the utility group that we believe offer the best risk/reward characteristics. We look forward to updating you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kathleen M. Anderson

Kathleen M. Anderson
Senior Portfolio Manager

December 21, 2001

We are pleased to announce that Kathleen M. Anderson has been named Senior Portfolio Manager and is responsible for the day-to-day management of Merrill Lynch Utilities and Telecommunications Fund, Inc. Ms. Anderson has been employed by Merrill Lynch Investment Managers, L.P. since 1993.

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


                                     2 & 3

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived its administration fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.

Recent Performance Results*

                                                                                                            Ten Years/
                                                                      6-Month           12-Month         Since Inception
As of November 30, 2001                                             Total Return      Total Return        Total Return
============================================================================================================================
ML Utilities and Telecommunications Fund, Inc. Class A Shares         -15.36%           -10.54%             +169.13%
----------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class B Shares         -15.71            -11.25              +149.10
----------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class C Shares         -15.71            -11.24              + 95.26
----------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class D Shares         -15.45            -10.67              +102.74
============================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception dates are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Total Return Based on a $10,000 Investment--Class A & Class B Shares.

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the S&P Utilities Index and Financial Times/Standard & Poor's--Actuaries World Index. Values are from November 1991 to November 2001.

                                    11/91    11/92    11/93    11/94    11/95    11/96    11/97    11/98    11/99    11/00    11/01
ML Utilities and
Telecommunications
Fund, Inc.+--Class A Shares*      $ 9,600  $10,565  $12,868  $12,239  $14,239  $16,793  $20,093  $25,412  $27,488  $28,882  $25,838

ML Utilities and
Telecommunications
Fund, Inc.+--Class B Shares*      $10,000  $10,920  $13,198  $12,459  $14,375  $16,829  $19,988  $25,065  $26,922  $28,066  $24,909

                          11/29/91     11/92     11/93     11/94     11/95    11/96     11/97    11/98    11/99     11/00     11/01
S&P Utilities Index ++     $10,000   $11,195   $13,347   $12,155   $16,117  $17,898   $20,626  $24,711   22,970   $33,717   $25,109

                             11/30/91    11/92    11/93    11/94    11/95    11/96    11/97     11/98    11/99    11/00     11/01
Financial Times/
Standard & Poor's
--Actuaries World Index +++   $10,000   $9,072  $11,231  $12,988  $13,870  $15,570  $15,377   $17,405  $21,766  $19,759   $16,138

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  + ML Utilities and Telecommunications Fund, Inc. invests at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
 ++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of all the utility sectors of the S&P 500 Index.
+++ This unmanaged market capitalization-weighted Index is comprised of equities from 29 countries in 17 regions, including the United States.

Average Annual
Total Return

                                % Return Without            % Return With
                                  Sales Charge              Sales Charge**
=============================================================================
Class A Shares*
=============================================================================
One Year Ended 9/30/01               -17.58%                    -20.87%
-----------------------------------------------------------------------------
Five Years Ended 9/30/01             +10.84                     + 9.94
-----------------------------------------------------------------------------
Ten Years Ended 9/30/01              +10.81                     +10.35
-----------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.


                                    % Return                 % Return
                                  Without CDSC               With CDSC**
=============================================================================
Class B Shares*
=============================================================================
One Year Ended 9/30/01              -18.12%                    -21.11%
-----------------------------------------------------------------------------
Five Years Ended 9/30/01            + 9.99                     + 9.89
-----------------------------------------------------------------------------
Ten Years Ended 9/30/01             + 9.96                     + 9.96
-----------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment--Class C & Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares compared to growth of an investment in the S&P Utilities Index and Financial Times/Standard & Poor's--Actuaries World Index. Values are from October 21, 1994 to November 2001.

                                10/21/94**  11/94     11/95     11/96     11/97     11/98     11/99     11/00     11/01
ML Utilities and
Telecommunications
Fund, Inc.+--Class C Shares*     $10,000   $9,765   $11,267   $13,186   $15,647   $19,612   $21,052   $22,001   $19,528

ML Utilities and
Telecommunications
Fund, Inc.+--Class D Shares*     $ 9,600   $9,383   $10,904   $12,807   $15,285   $19,273   $20,807   $21,789   $19,464

                                10/31/94    11/94     11/95     11/96     11/97     11/98     11/99     11/00     11/01
S&P Utilities Index ++           $10,000   $9,857   $13,070   $14,514   $16,726   $20,038   $18,626   $27,340   $20,360

                                10/31/94    11/94     11/95     11/96     11/97     11/98     11/99     11/00     11/01
Financial Times/
Standard & Poor's
--Actuaries World Index +++      $10,000   $9,503   $10,149   $11,393   $11,252   $12,736   $15,927   $14,458   $11,808

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + ML Utilities and Telecommunications Fund, Inc. invests at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
 ++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of all the utility sectors of the S&P 500 Index. The starting date for the Index in the graph is from 10/31/94.
+++ This unmanaged market capitalization-weighted Index is comprised of equities from 29 countries in 17 regions, including the United States. The starting date for the Index in the graph is from 10/31/94.

Average Annual Total Return

                                    % Return                % Return
                                  Without CDSC              With CDSC**
============================================================================
Class C Shares*
============================================================================
One Year Ended 9/30/01               -18.20%                  -18.94%
----------------------------------------------------------------------------
Five Years Ended 9/30/01             +10.02                   +10.02
----------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/01                      +10.30                   +10.30
----------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


                                % Return Without            % Return With
                                  Sales Charge              Sales Charge**
============================================================================
Class D Shares*
============================================================================
One Year Ended 9/30/01               -17.69%                    -20.98%
----------------------------------------------------------------------------
Five Years Ended 9/30/01             +10.57                     + 9.67
----------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/01                      +10.87                     +10.22
----------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

PORTFOLIO INFORMATION (unaudited)

Worldwide Investments as of November 30, 2001

Ten Largest Holdings                             Percent of
(Equity Investments)                             Net Assets

Duke Energy Corporation.........................    4.2%
FPL Group, Inc..................................    3.3
Allegheny Energy, Inc...........................    3.2
BellSouth Corporation...........................    3.2
El Paso Corporation.............................    2.8
DTE Energy Company..............................    2.8
Cinergy Corp....................................    2.5
Public Service Enterprise Group Incorporated....    2.4
Dominion Resources, Inc.........................    2.4
TXU Corp........................................    2.4


                                     6 & 7

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                          Shares                                                                         Percent of
COUNTRY           Industries               Held               Common Stocks                                    Value     Net Assets
===================================================================================================================================
Mexico            Telecommunications      35,000   Telefonos de Mexico SA (ADR)(a)                         $  1,172,850        0.5%
                  -----------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Mexico                                1,172,850        0.5
===================================================================================================================================
Spain             Utilities--Electric    323,500   Iberdrola SA                                               4,153,752        1.9
                  -----------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Spain                                 4,153,752        1.9
===================================================================================================================================
United States     Telecommunications      51,000   ALLTEL Corporation                                         3,319,080        1.5
                                         139,000   AT&T Corp.                                                 2,431,110        1.1
                                          60,608  +AT&T Wireless Services Inc.                                  846,694        0.4
                                          54,700  +Allegiance Telecom, Inc.                                     437,600        0.2
                                         183,600   BellSouth Corporation                                      7,068,600        3.2
                                          80,000   Qwest Communications International Inc.                      952,000        0.4
                                         133,000   SBC Communications Inc.                                    4,971,540        2.3
                                          65,000   Sprint Corporation                                         1,416,350        0.6
                                          55,000   Verizon Communications                                     2,585,000        1.2
                                          90,000  +WorldCom, Inc.                                             1,308,600        0.6
                                                                                                           ------------       -----
                                                                                                             25,336,574       11.5
                  -----------------------------------------------------------------------------------------------------------------
                  Utilities--Electric     94,000  +The AES Corporation                                        1,552,880        0.7
                                         205,000   Allegheny Energy, Inc.                                     7,144,250        3.2
                                          28,600   Ameren Corporation                                         1,169,168        0.5
                                          88,500   American Electric Power Company, Inc.                      3,650,625        1.7
                                         101,600  +Aquila, Inc.                                               1,849,120        0.8
                                         122,000  +Calpine Corporation                                        2,630,320        1.2
                                         188,962   Cinergy Corp.                                              5,570,600        2.5
                                          96,000   Cleco Corporation                                          1,923,840        0.9
                                         159,800   Constellation Energy Group                                 3,795,250        1.7
                                         153,000   DPL Inc.                                                   3,595,500        1.6
                                         150,300   DTE Energy Company                                         6,207,390        2.8
                                          91,037   Dominion Resources, Inc.                                   5,321,112        2.4
                                         258,000   Duke Energy Corporation                                    9,326,700        4.2
                                         212,000   Energy East Corporation                                    3,860,520        1.7
                                          43,000   Exelon Corporation                                         1,918,230        0.9
                                         131,000   FPL Group, Inc.                                            7,257,400        3.3
                                         152,000  +Mirant Corporation                                         3,710,320        1.7
                                         190,000  +NRG Energy, Inc.                                           3,214,800        1.5
                                          87,200   NSTAR                                                      3,770,528        1.7
                                         118,000   PPL Corporation                                            4,197,260        1.9
                                         105,500   Pinnacle West Capital Corporation                          4,404,625        2.0
                                         132,400   Public Service Enterprise Group Incorporated               5,368,820        2.4
                                         262,100  +Reliant Resources, Inc.                                    4,264,367        1.9
                                         138,000   SCANA Corporation                                          3,728,760        1.7
                                         116,000   TXU Corp.                                                  5,231,600        2.4
                                         179,500   Xcel Energy, Inc.                                          4,902,145        2.2
                                                                                                           ------------       -----
                                                                                                            109,566,130       49.5
                  -----------------------------------------------------------------------------------------------------------------
                  Utilities--Gas         140,000   El Paso Corporation                                        6,230,000        2.8
                                         210,000   National Fuel Gas Company                                  4,699,800        2.1
                                          77,000   New Jersey Resources Corporation                           3,615,150        1.7
                                          69,000   Vectren Corporation                                        1,462,800        0.7
                                                                                                           ------------       -----
                                                                                                             16,007,750        7.3
                  -----------------------------------------------------------------------------------------------------------------
                  Utilities--Water        50,100   American Water Works Company, Inc.                         2,066,625        0.9
                  -----------------------------------------------------------------------------------------------------------------
                                                   Total Investments in the United States                   152,977,079       69.2
===================================================================================================================================
                                                   Total Investments in Common Stocks
                                                   (Cost--$156,950,606)                                     158,303,681       71.6
===================================================================================================================================

                                               Face
                                              Amount           Fixed-Income Securities
===================================================================================================================================
United Kingdom    Utilities--Electric      $2,000,000   TXU Eastern Funding Company, 6.45% due 5/15/2005     2,029,900         0.9
                  -----------------------------------------------------------------------------------------------------------------
                                                        Total Investments in the United Kingdom              2,029,900         0.9
===================================================================================================================================
United States     Telecommunications        2,000,000   GTE Corp., 6.36% due 4/15/2006                       2,101,900         0.9
                                            2,000,000   MCI WorldCom Inc., 7.75% due 4/01/2007               2,142,000         1.0
                                            2,000,000   NiSource Finance Corporation, 7.875% due 11/15/2010  2,160,804         1.0
                                            1,000,000   Southwestern Bell Corp., 7% due 7/01/2015            1,097,170         0.5
                                            2,000,000   US West Capital Funding Inc., 6.375% due 7/15/2008   1,927,420         0.9
                                            1,000,000   United Telephone of Florida, Series FF, 6.875% due
                                                        7/15/2013                                              995,280         0.4
                                                                                                            ----------        -----
                                                                                                            10,424,574         4.7
                  -----------------------------------------------------------------------------------------------------------------
                  Utilities--Electric       1,000,000   Alabama Power Co., Series G, 5.375% due 10/01/2008     952,120         0.4
                                            8,000,000   Consolidated Edison, Inc., 7.50% due 9/01/2010       8,717,520         4.0
                                            8,000,000   DPL Inc., 8.25% due 3/01/2007                        8,672,000         3.9
                                            8,000,000   Niagara Mohawk Power Corp., 7.75% due 10/01/2008     8,684,000         3.9
                                            1,000,000   Public Service Company of Colorado, Series 1,
                                                        6.375% due 11/01/2005                                1,040,420         0.5
                                            2,000,000   Public Service Electric & Gas, 6.375% due
                                                        5/01/2008(b)                                         2,016,280         0.9
                                                                                                            ----------        -----
                                                                                                            30,082,340        13.6
                  -----------------------------------------------------------------------------------------------------------------
                  Utilities--Gas            1,500,000   ENSERCH Corporation, 6.375% due 2/01/2004            1,547,100         0.7
                                            1,000,000   El Paso Natural Gas, 7.75% due 1/15/2002             1,003,160         0.5
                                            2,150,000   Williams Companies Inc., 6.625% due 11/15/2004       2,223,745         1.0
                                                                                                            ----------        -----
                                                                                                             4,774,005         2.2
                  -----------------------------------------------------------------------------------------------------------------
                                                        Total Investments in the United States              45,280,919        20.5
===================================================================================================================================
                                                        Total Fixed-Income Securities (Cost--$46,279,385)   47,310,819        21.4
===================================================================================================================================


                                     8 & 9

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

SHORT-TERM                                 Face                                                                          Percent of
SECURITIES                                Amount            Short-Term Securities                               Value    Net Assets
===================================================================================================================================
               Commercial Paper*        $8,894,000   General Motors Acceptance Corp., 2.23% due 12/03/2001  $  8,892,898       4.0%
               --------------------------------------------------------------------------------------------------------------------
               US Government Agency      5,785,000   Federal Home Loan Mortgage Corporation, 2.05% due
               Obligations*                          12/26/2001                                                5,776,764       2.6
               --------------------------------------------------------------------------------------------------------------------
                                                     Total Investments in Short-Term Securities
                                                     (Cost--$14,669,662)                                      14,669,662       6.6
===================================================================================================================================
               Total Investments (Cost--$217,899,653)                                                        220,284,162      99.6
               Other Assets Less Liabilities                                                                     953,286       0.4
                                                                                                            ------------     ------
               Net Assets                                                                                   $221,237,448     100.0%
                                                                                                            ============     ======
===================================================================================================================================

(a)   American Depositary Receipts (ADR).
(b)   Variable rate notes.
  +   Non-income producing security.
  * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                As of November 30, 2001
====================================================================================================================================
Assets:         Investments, at value (including securities loaned of $23,994,750)
                (identified cost--$217,899,653)............................................................             $220,284,162
                Investments held as collateral for loaned securities, at value.............................               25,140,600
                Foreign cash...............................................................................                    2,420
                Receivables:
                  Securities sold.......................................................................... $732,043
                  Interest.................................................................................  671,062
                  Dividends................................................................................  375,648
                  Capital shares sold......................................................................  202,894
                  Loaned securities........................................................................    3,284       1,984,931
                                                                                                            --------
                Prepaid registration fees and other assets.................................................                   52,282
                                                                                                                        ------------
                Total assets...............................................................................              247,464,395
                                                                                                                        ------------
====================================================================================================================================
Liabilities:    Collateral on securities loaned, at value..................................................               25,140,600
                Payables:
                  Capital shares redeemed..................................................................  697,134
                  Distributor..............................................................................  108,703
                  Investment adviser.......................................................................  104,907         910,744
                                                                                                            --------
                Accrued expenses and other liabilities.....................................................                  175,603
                                                                                                                        ------------
                Total liabilities..........................................................................               26,226,947
                                                                                                                        ------------
====================================================================================================================================
Net Assets:     Net assets.................................................................................             $221,237,448
                                                                                                                        ============
====================================================================================================================================
Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized..............             $    276,326
Consist of:     Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized..............                1,534,773
                Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized..............                  106,713
                Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized..............                  380,593
                Paid-in capital in excess of par...........................................................              213,243,575
                Undistributed investment income--net.......................................................                  707,812
                Undistributed realized capital gains on investments and foreign currency transactions--net                 2,603,001
                Unrealized appreciation on investments and foreign currency transactions--net..............                2,384,655
                                                                                                                        ------------
                Net assets.................................................................................             $221,237,448
                                                                                                                        ============
====================================================================================================================================
Net Asset       Class A--Based on net assets of $26,700,247 and 2,763,259 shares outstanding...............             $       9.66
Value:                                                                                                                  ===========
                Class B--Based on net assets of $147,549,256 and 15,347,725 shares outstanding.............             $       9.61
                                                                                                                        ===========
                Class C--Based on net assets of $10,193,571 and 1,067,128 shares outstanding...............             $       9.55
                                                                                                                        ===========
                Class D--Based on net assets of $36,794,374 and 3,805,934 shares outstanding...............             $       9.67
                                                                                                                        ============
====================================================================================================================================

See Notes to Financial Statements.


                                    10 & 11

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

STATEMENT OF OPERATIONS

                         For the Year Ended November 30, 2001
================================================================================================================================
Investment Income:       Dividends (net of $25,689 foreign withholding tax)......................                    $ 5,979,474
                         Interest and discount earned............................................                      4,927,940
                         Securities lending--net.................................................                          9,643
                                                                                                                      ----------
                         Total income............................................................                     10,917,057
                                                                                                                      ----------
================================================================================================================================
Expenses:                Investment advisory fees................................................  $  1,630,913
                         Account maintenance and distribution fees--Class B......................     1,468,780
                         Transfer agent fees--Class B............................................       250,891
                         Accounting services.....................................................        97,080
                         Account maintenance and distribution fees--Class C......................        87,731
                         Account maintenance fees--Class D.......................................        87,325
                         Professional fees.......................................................        83,874
                         Registration fees.......................................................        81,509
                         Printing and shareholder reports........................................        55,311
                         Directors' fees and expenses............................................        44,886
                         Transfer agent fees--Class D............................................        38,569
                         Transfer agent fees--Class A............................................        32,628
                         Custodian fees..........................................................        15,600
                         Transfer agent fees--Class C............................................        15,236
                         Pricing fees............................................................         5,362
                         Other...................................................................        21,976
                                                                                                    -----------
                         Total expenses..........................................................                      4,017,671
                                                                                                                      ----------
                         Investment income--net..................................................                      6,899,386
                                                                                                                      ----------
================================================================================================================================
Realized &               Realized gain (loss) on:
Unrealized Gain            Investments--net......................................................    23,772,575
(Loss) on                  Foreign currency transactions--net....................................       (16,090)      23,756,485
Investments &                                                                                       -----------
Foreign Currency         Change in unrealized appreciation/depreciation on:
Transactions--Net:         Investments--net......................................................   (58,862,633)
                           Foreign currency transactions--net....................................         4,317      (58,858,316)
                                                                                                    -----------     ------------
                         Net Decrease in Net Assets Resulting from Operations....................                   $(28,202,445)
                                                                                                                    ============
================================================================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 For the
                                                                                                          Year Ended November 30,
                                                                                                          -----------------------
                         Increase (Decrease) in Net Assets:                                                 2001           2000
===================================================================================================================================
Operations:              Investment income--net....................................................    $  6,899,386    $  6,848,838
                         Realized gain on investments and foreign currency transactions--net.......      23,756,485     122,394,092
                         Change in unrealized appreciation/depreciation on investments and foreign
                         currency transactions--net................................................     (58,858,316)   (110,611,999)
                                                                                                       ------------    ------------
                         Net increase (decrease) in net assets resulting from operations...........     (28,202,445)     18,630,931
                                                                                                       ------------    ------------
===================================================================================================================================
Dividends &              Investment income--net:
Distributions to           Class A.................................................................        (967,165)       (934,676)
Shareholders:              Class B.................................................................      (4,696,798)     (4,881,487)
                           Class C.................................................................        (261,710)       (176,035)
                           Class D.................................................................      (1,039,345)       (372,511)
                         Realized gain on investments--net:
                           Class A.................................................................      (1,836,468)    (14,641,297)
                           Class B.................................................................     (13,797,176)   (110,836,295)
                           Class C.................................................................        (651,379)     (3,670,539)
                           Class D.................................................................      (1,060,900)     (6,065,319)
                         In excess of realized gain on investments--net:
                           Class A.................................................................              --        (412,340)
                           Class B.................................................................              --      (3,121,458)
                           Class C.................................................................              --        (103,373)
                           Class D.................................................................              --        (170,816)
                                                                                                       ------------    ------------
                         Net decrease in net assets resulting from dividends and distributions to
                         shareholders..............................................................     (24,310,941)   (145,386,146)
                                                                                                       ------------    ------------
===================================================================================================================================
Capital Share            Net increase (decrease) in net assets derived from capital share               (35,024,795)     74,181,671
Transactions:            transactions..............................................................    ------------    ------------
===================================================================================================================================
Net Assets:              Total decrease in net assets..............................................     (87,538,181)    (52,573,544)
                         Beginning of year.........................................................     308,775,629     361,349,173
                                                                                                       ------------    ------------
                         End of year*..............................................................    $221,237,448    $308,775,629
                                                                                                       ============    ============
===================================================================================================================================
                       * Undistributed investment income--net......................................    $    707,812    $    789,534
                                                                                                       ============    ============
===================================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

FINANCIAL HIGHLIGHTS

                                                                                                        Class A
                     The following per share data and ratios have been derived     ------------------------------------------------
                     from information provided in the financial statements.                 For the Year Ended November 30,
                                                                                   ------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                         2001       2000       1999     1998      1997
===================================================================================================================================
Per Share            Net asset value, beginning of year.........................   $  11.81   $  19.16   $  19.49 $  16.97  $ 15.09
Operating                                                                          --------   --------   -------- --------  -------
Performance:         Investment income--net+....................................        .34        .44        .34      .41      .47
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions--net.........................      (1.47)       .68       1.14     3.77     2.35
                                                                                   --------   --------   -------- --------  -------
                     Total from investment operations...........................      (1.13)      1.12       1.48     4.18     2.82
                                                                                   --------   --------   -------- --------  -------
                     Less dividends and distributions:
                       Investment income--net...................................       (.35)      (.45)      (.34)    (.42)    (.49)
                       Realized gain on investments--net........................       (.67)     (7.80)     (1.47)   (1.24)    (.45)
                       In excess of realized gain on investments--net...........         --       (.22)        --       --       --
                                                                                   --------   --------   -------- --------  -------
                     Total dividends and distributions..........................      (1.02)     (8.47)     (1.81)   (1.66)    (.94)
                                                                                   --------   --------   -------- --------  -------
                     Net asset value, end of year...............................   $   9.66   $  11.81   $  19.16 $  19.49  $ 16.97
                                                                                   ========   ========   ======== ========  =======
===================================================================================================================================
Total Investment     Based on net asset value per share.........................    (10.54%)     5.07%      8.17%   26.47%   19.65%
Return:*                                                                           ========   ========   ======== ========  =======
===================================================================================================================================
Ratios to Average    Expenses...................................................       .86%       .83%       .82%     .82%     .82%
Net Assets:                                                                        ========   ========   ======== ========  =======
                     Investment income--net.....................................      3.15%      2.59%      1.82%    2.26%    2.98%
                                                                                   ========   ========   ======== ========  =======
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands).....................   $ 26,700   $ 32,698   $ 38,309 $ 41,977  $38,825
Data:                                                                              ========   ========   ======== ========  =======
                     Portfolio turnover.........................................     45.66%     51.79%      7.43%    6.56%    6.23%
                                                                                   ========   ========   ======== ========  =======
===================================================================================================================================

                                                                                                        Class B
                     The following per share data and ratios have been derived     ------------------------------------------------
                     from information provided in the financial statements.                 For the Year Ended November 30,
                                                                                   ------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                         2001       2000       1999     1998     1997
===================================================================================================================================
Per Share            Net asset value, beginning of year.........................   $  11.75   $  19.10   $  19.42 $  16.93 $  15.05
Operating                                                                          --------   --------   -------- -------- --------
Performance:         Investment income--net+....................................        .26        .31        .20      .27      .35
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions--net.........................      (1.47)       .67       1.15     3.74     2.35
                                                                                   --------   --------   -------- -------- --------
                     Total from investment operations...........................      (1.21)       .98       1.35     4.01     2.70
                                                                                   --------   --------   -------- -------- --------
                     Less dividends and distributions:
                       Investment income--net...................................       (.26)      (.31)      (.20)    (.28)    (.37)
                       Realized gain on investments--net........................       (.67)     (7.80)     (1.47)   (1.24)    (.45)
                       In excess of realized gain on investments--net...........         --       (.22)        --       --       --
                                                                                   --------   --------   -------- -------- --------
                     Total dividends and distributions..........................       (.93)     (8.33)     (1.67)   (1.52)    (.82)
                                                                                   --------   --------   -------- -------- --------
                     Net asset value, end of year...............................   $   9.61   $  11.75   $  19.10 $  19.42 $  16.93
                                                                                   ========   ========   ======== ======== ========
===================================================================================================================================
Total Investment     Based on net asset value per share.........................    (11.25%)     4.25%      7.41%   25.40%   18.77%
Return:*                                                                           ========   ========   ======== ======== ========
===================================================================================================================================
Ratios to Average    Expenses...................................................      1.63%      1.59%      1.59%    1.59%    1.59%
Net Assets:                                                                        ========   ========   ======== ======== ========
                     Investment income--net.....................................      2.40%      1.83%      1.06%    1.48%    2.22%
                                                                                   ========   ========   ======== ======== ========
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands).....................   $147,549   $246,279   $299,912 $327,589 $301,459
Data:                                                                              ========   ========   ======== ======== ========
                     Portfolio turnover.........................................     45.66%     51.79%      7.43%    6.56%    6.23%
                                                                                   ========   ========   ======== ======== ========
===================================================================================================================================

                                                                                                       Class C
                     The following per share data and ratios have been derived     ------------------------------------------------
                     from information provided in the financial statements.                 For the Year Ended November 30,
                                                                                   ------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                          2001       2000       1999     1998     1997
===================================================================================================================================
Per Share            Net asset value, beginning of year.........................   $  11.68   $  19.04   $  19.37 $  16.89  $ 15.03
Operating                                                                          --------   --------   -------- --------  -------
Performance:         Investment income--net+....................................        .25        .28        .19      .25      .33
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions--net.........................      (1.45)       .69       1.14     3.73     2.35
                                                                                   --------   --------   -------- --------  -------
                     Total from investment operations...........................      (1.20)       .97       1.33     3.98     2.68
                                                                                   --------   --------   -------- --------  -------
                     Less dividends and distributions:
                       Investment income--net...................................       (.26)      (.31)      (.19)    (.26)    (.37)
                       Realized gain on investments--net........................       (.67)     (7.80)     (1.47)   (1.24)    (.45)
                       In excess of realized gain on investments--net...........         --       (.22)        --       --       --
                                                                                   --------   --------   -------- --------  -------
                     Total dividends and distributions..........................       (.93)     (8.33)     (1.66)   (1.50)    (.82)
                                                                                   --------   --------   -------- --------  -------
                     Net asset value, end of year...............................   $   9.55   $  11.68   $  19.04 $  19.37  $ 16.89
                                                                                   ========   ========   ======== ========  =======
===================================================================================================================================
Total Investment     Based on net asset value per share.........................    (11.24%)     4.17%      7.34%   25.34%   18.66%
Return:*                                                                           ========   ========   ======== ========  =======
===================================================================================================================================
Ratios to Average    Expenses...................................................      1.69%      1.65%      1.65%    1.64%    1.63%
Net Assets:                                                                        ========   ========   ======== ========  =======
                     Investment income--net.....................................      2.31%      1.75%      1.02%    1.38%    2.07%
                                                                                   ========   ========   ======== ========  =======
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands).....................   $ 10,194   $ 11,416   $  8,381 $  7,954  $ 5,486
Data:                                                                              ========   ========   ======== ========  =======
                     Portfolio turnover.........................................     45.66%     51.79%      7.43%    6.56%    6.23%
                                                                                   ========   ========   ======== ========  =======
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


                                    14 & 15

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                        Class D
                     The following per share data and ratios have been derived     ------------------------------------------------
                     from information provided in the financial statements.                 For the Year Ended November 30,
                                                                                   ------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                         2001       2000      1999      1998     1997
===================================================================================================================================
Per Share            Net asset value, beginning of year.........................   $  11.81   $  19.17   $  19.49 $  16.98  $ 15.10
Operating                                                                          --------   --------   -------- --------  -------
Performance:         Investment income--net+....................................        .32        .39        .30      .36      .43
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions--net.........................      (1.46)       .68       1.15     3.77     2.35
                                                                                   --------   --------   -------- --------  -------
                     Total from investment operations...........................      (1.14)      1.07       1.45     4.13     2.78
                                                                                   --------   --------   -------- --------  -------
                     Less dividends and distributions:
                       Investment income--net...................................       (.33)      (.41)      (.30)    (.38)    (.45)
                       Realized gain on investments--net........................       (.67)     (7.80)     (1.47)   (1.24)    (.45)
                       In excess of realized gain on investments--net...........         --       (.22)        --       --       --
                                                                                   --------   --------   -------- --------  -------
                     Total dividends and distributions..........................      (1.00)     (8.43)     (1.77)   (1.62)    (.90)
                                                                                   --------   --------   -------- --------  -------
                     Net asset value, end of year...............................   $   9.67   $  11.81   $  19.17 $  19.49  $ 16.98
                                                                                   ========   ========   ======== ========  =======
===================================================================================================================================
Total Investment     Based on net asset value per share.........................    (10.67%)     4.72%      7.96%   26.09%   19.35%
Return:*                                                                           ========   ========   ======== ========  =======
===================================================================================================================================
Ratios to Average    Expenses...................................................      1.11%      1.08%      1.07%    1.07%    1.06%
Net Assets:                                                                        ========   ========   ======== ========  =======
                     Investment income--net.....................................      2.86%      2.34%      1.60%    1.97%    2.70%
                                                                                   ========   ========   ======== ========  =======
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands).....................   $ 36,794   $ 18,383   $ 14,747 $ 11,541  $ 6,935
Data:                                                                              ========   ========   ======== ========  =======
                     Portfolio turnover.........................................     45.66%     51.79%      7.43%    6.56%    6.23%
                                                                                   ========   ========   ======== ========  =======
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Utilities and Telecommunications Fund, Inc. (the "Fund") (formerly Merrill Lynch Global Utility Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                                    16 & 17

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective December 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $375,576 decrease to the cost of securities and a corresponding $375,576 increase to net unrealized appreciation, based on debt securities held as of November 30, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund receives income on the loaned securities but does not receive income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $16,090 have been reclassified between undistributed net investment income and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of
 .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                       Account                  Distribution
                                   Maintenance Fee                   Fee
--------------------------------------------------------------------------------
Class B.......................          .25%                         .50%
Class C.......................          .25%                         .55%
Class D.......................          .25%                          --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

-------------------------------------------------------------------------------
                                        FAMD                        MLPF&S
-------------------------------------------------------------------------------
Class A.........................      $  103                       $ 1,071
Class D.........................      $2,005                       $22,233
-------------------------------------------------------------------------------

For the year ended November 30, 2001, MLPF&S received contingent deferred sales charges of $114,981 and $4,444, relating to transactions in Class B Shares and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of November 30, 2001, cash collateral of $8,546,458 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $16,594,142 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended November 30, 2001, QA Advisors received $1,098 in securities lending agent fees.

For the year ended November 30, 2001, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $859 for providing security price quotations to complete the Fund's net asset value.

In addition, MLPF&S received $49,495 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2001.


                                    18 & 19

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimbursed MLIM at its cost for such services. For the year ended November 30, 2001, the Fund reimbursed MLIM an aggregate of $18,933 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2001 were $114,359,383 and $147,985,618, respectively.

Net realized gains (losses) for the year ended November 30, 2001 and net unrealized gains as of November 30, 2001 were as follows:

----------------------------------------------------------------------------
                                    Realized                     Unrealized
                                 Gains (Losses)                     Gains
----------------------------------------------------------------------------
Long-term investments..........  $ 23,772,459                   $  2,384,509
Short-term investments.........           116                             --
Foreign currency transactions..       (16,090)                           146
                                 ------------                   ------------
Total..........................  $ 23,756,485                   $  2,384,655
                                 ============                   ============
----------------------------------------------------------------------------

As of November 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $2,384,509, of which $27,114,819 related to appreciated securities and $24,730,310 related to depreciated securities. The aggregate cost of investments at November 30, 2001 for Federal income tax purposes was $217,899,653.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(35,024,795) and $74,181,671 for the years ended November 30, 2001 and November 30, 2000, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class A Shares for the Year                                Dollar
Ended November 30, 2001                Shares              Amount
-------------------------------------------------------------------
Shares sold....................         555,088        $  6,047,403
Shares issued to shareholders
in reinvestment of dividends
and distributions..............         214,914           2,405,323
                                     ----------        ------------
Total issued...................         770,002           8,452,726
Shares redeemed................        (775,895)         (8,510,048)
                                     ----------        ------------
Net decrease...................          (5,893)       $    (57,322)
                                     ==========        ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class A Shares for the Year                               Dollar
Ended November 30, 2000                Shares             Amount
-------------------------------------------------------------------
Shares sold....................         313,755        $  5,025,043
Shares issued resulting from
reorganization.................         231,439           2,860,132
Shares issued to shareholders
in reinvestment of dividends
and distributions..............       1,000,637          12,865,797
                                     ----------        ------------
Total issued...................       1,545,831          20,750,972
Shares redeemed................        (775,856)        (12,591,336)
                                     ----------        ------------
Net increase...................         769,975        $  8,159,636
                                     ==========        ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class B Shares for the Year                               Dollar
Ended November 30, 2001                Shares             Amount
-------------------------------------------------------------------
Shares sold....................         889,719        $  9,827,644
Shares issued to shareholders
in reinvestment of dividends
and distributions..............       1,336,297          14,964,714
                                     ----------        ------------
Total issued...................       2,226,016          24,792,358
Automatic conversion of shares.      (2,785,637)        (30,695,789)
Shares redeemed................      (5,058,340)        (55,292,969)
                                     ----------        ------------
Net decrease...................      (5,617,961)       $(61,196,400)
                                     ==========        ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class B Shares for the Year                               Dollar
Ended November 30, 2000                Shares             Amount
-------------------------------------------------------------------
Shares sold ..................        1,095,325        $ 16,981,910
Shares issued resulting from
reorganization ...............        2,574,511          31,658,664
Shares issued to shareholders
in reinvestment of dividends
and distributions ............        7,120,780          90,775,890
                                     ----------        ------------
Total issued .................       10,790,616         139,416,464
Automatic conversion of shares         (282,988)         (3,878,400)
Shares redeemed ..............       (5,244,876)        (85,952,904)
                                     ----------        ------------
Net increase .................        5,262,752        $ 49,585,160
                                     ==========        ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class C Shares for the Year                               Dollar
Ended November 30, 2001                Shares             Amount
-------------------------------------------------------------------
Shares sold .................           453,076        $  4,949,174
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........            66,723             740,895
                                     ----------        ------------
Total issued ................           519,799           5,690,069
Shares redeemed .............          (429,850)         (4,642,975)
                                     ----------        ------------
Net increase ................            89,949        $  1,047,094
                                     ==========        ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class C Shares for the Year                               Dollar
Ended November 30, 2000                Shares             Amount
-------------------------------------------------------------------
Shares sold .................           166,345        $  2,731,197
Shares issued resulting from
reorganization ..............           272,412           3,332,647
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........           264,259           3,331,747
                                     ----------        ------------
Total issued ................           703,016           9,395,591
Shares redeemed .............          (165,996)         (2,624,766)
                                     ----------        ------------
Net increase ................           537,020        $  6,770,825
                                     ==========        ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class D Shares for the Year                               Dollar
Ended November 30, 2001                Shares             Amount
-------------------------------------------------------------------
Shares sold ..................          199,475        $  2,222,666
Automatic conversion of shares        2,769,747          30,695,789
Shares issued to shareholders
in reinvestment of dividends
and distributions ............          159,292           1,770,528
                                     ----------        ------------
Total issued .................        3,128,514          34,688,983
Shares redeemed ..............         (878,741)         (9,507,150)
                                     ----------        ------------
Net increase .................        2,249,773        $ 25,181,833
                                     ==========        ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class D Shares for the Year                               Dollar
Ended November 30, 2000                Shares             Amount
-------------------------------------------------------------------
Shares sold ..................          158,485        $  2,601,201
Shares issued resulting from
reorganization ...............          242,109           2,993,746
Automatic conversion of shares          281,585           3,878,400
Shares issued to shareholders
in reinvestment of dividends
and distributions ............          437,484           5,591,823
                                     ----------        ------------
Total issued .................        1,119,663          15,065,170
Shares redeemed ..............         (332,884)         (5,399,120)
                                     ----------        ------------
Net increase .................          786,779        $  9,666,050
                                     ==========        ============
-------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum


                                    20 & 21

    Merrill Lynch Utilities and Telecommunications Fund, Inc., November 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended November 30, 2001. On November 30, 2001, the credit agreement was renewed for one year.

6. Subsequent Event:

On December 3, 2001, the Fund's Board of Directors declared an ordinary income dividend and a long-term capital gains distribution payable on December 20, 2001 to shareholders of record as of December 14, 2001 as follows:

--------------------------------------------------------------------------------
                                          Ordinary         Long-Term
                                           Income        Capital Gains
--------------------------------------------------------------------------------
Class A........................           $.075987         $.114445
Class B........................           $.055785         $.114445
Class C........................           $.056088         $.114445
Class D........................           $.069793         $.114445
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Utilities and Telecommunications Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utilities and Telecommunications Fund, Inc. as of November 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Utilities and Telecommunications Fund, Inc. as of November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 9, 2002

IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid by Merrill Lynch Utilities and Telecommunications Fund, Inc. during the fiscal year ended November 30, 2001, 78.86% qualifies for the dividends received deduction for corporations.

Additionally, the Fund distributed long-term capital gains of $.588800 per share to shareholders of record on December 19, 2000.

Please retain this information for your records.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian

The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    22 & 23

[LOGO] Merrill Lynch   Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Utilities and
Telecommunications Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #11693--11/01